SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant                               [ X]

Filed by a party other than the registrant            [  ]

Check the appropriate box:

[   ]    Preliminary proxy statement          [  ] Confidential, for use
                                                    of the Commission only (as
[ X ]    Definitive proxy statement                 permitted  Rule 14a-6(e)(2)

[   ]    Definitive additional materials

[   ]    Soliciting material pursuant to 240.14a-11(c)  or 240.14a-12


               TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
               ---------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange  Act Rules  14a-6(i)(4) and
       O-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

[   ]  Fee paid previously with preliminary material.

[   ]  Check box if any part of the fee is offset as  provided  by  Exchange
       Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:

[GRAPHIC OMITTED]


              TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.


                       IMPORTANT SHAREHOLDER INFORMATION


This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in
accordance   with  the  Directors'  recommendations  on  page  2  of  the  proxy statement.


We urge you to spend a few minutes with the proxy statement, reviewing the proposals at hand. Then, fill out your proxy card and return it to us. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings. We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us. If you have any questions, call Fund Information at 1-800/DIAL BEN (R).


--------------------------------------------------------------------------------

                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


              TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.


                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS


TheAnnual Meeting ("Meeting") of shareholders of Templeton Emerging Markets Appreciation Fund, Inc. (the "Fund") will be held at 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, September 29, 1998 at 10:00 a.m. (EDT).


During the Meeting, shareholders of the Fund will vote on three proposals:

1. The election of Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1999; and

3. The transaction of any other business that may properly come before the Meeting.

                                        By order of the Board of Directors,


                                        Barbara J. Green
                                        Secretary
July 17, 1998


--------------------------------------------------------------------------------

  Many shareholders hold shares in more than one Templeton fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.

--------------------------------------------------------------------------------

              TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.


                                PROXY STATEMENT


* INFORMATION ABOUT VOTING

  WHO IS ELIGIBLE TO VOTE?


  Shareholders of record at the close of business on July 10, 1998 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about July 17, 1998.

  ON WHAT ISSUES AM I BEING ASKED TO VOTE?

  You are being asked to vote on three proposals:

   1. The election of five nominees to the position of Director;

   2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1999; and

   3. The transaction of any other business that may properly come before the Meeting.

HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

The Directors unanimously recommend that you vote:

 1. FOR the election of nominees;


 2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund; and


 3. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.


HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?


You may attend the Meeting and vote in person or you may complete and return the attached proxy card. If you are eligible to vote by telephone or through the internet, separate instructions are enclosed.


Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that legally may come before the Meeting (Proposal 3).

CAN I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy that is received by the Fund at or prior to the Meeting, or
(3) attending the Meeting and voting in person.

* THE PROPOSALS

  PROPOSAL 1: ELECTION OF DIRECTORS

  HOW ARE NOMINEES SELECTED?


  The Board of Directors of the Fund (the "Board") established a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

  WHO ARE THE NOMINEES AND DIRECTORS?


  The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors are expiring. Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, and S. Joseph Fortunato have been nominated for terms set to expire at the 2001 annual meeting of shareholders. Constantine D. Tseretopoulos has been nominated for a two-year term, set to expire at the 2000 annual meeting of shareholders. These terms continue, however, until successors are duly elected and qualified. With the exception of Mr. Tseretopoulos, all of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies in the Franklin Group of Funds- and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").


  Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a vice president of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the chairman of the Board and a vice president of the Fund, and Rupert H. Johnson, Jr., a Director and vice president of the Fund.


Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Directors.


Listed below, for each nominee and current Director, is a brief description of recent professional experience.

                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                            OWNED IN THE
                                                                                              FRANKLIN
                                                                        FUND SHARES          TEMPLETON
                                                                    OWNED BENEFICIALLY     GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                  DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                    YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
------------------------   -------------------------------------   --------------------   ---------------
   NOMINEES TO SERVE UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:

   HARRIS J. ASHTON        Director, RBC Holdings, Inc. (a                  500(**)           861,572
   Director since 1994     bank holding company) and Bar-S
                           Foods (a meat packing company);
                           director or trustee, as the case may
                           be, of 49 of the investment
                           companies in the Franklin
                           Templeton Group of Funds; and
                           FORMERLY, President, Chief
                           Executive Officer and Chairman of
                           the Board, General Host
                           Corporation (nursery and craft
                           centers). Age 66.

                                        4

                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                            OWNED IN THE
                                                                                              FRANKLIN
                                                                        FUND SHARES          TEMPLETON
                                                                    OWNED BENEFICIALLY     GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                  DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                    YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
------------------------   -------------------------------------   --------------------   ---------------
   NICHOLAS F. BRADY*      Chairman, Templeton Emerging                    1,000(**)          37,305
   Director since 1994     Markets Investment Trust PLC,
                           Templeton Latin America
                           Investment Trust PLC, Darby
                           Overseas Investments, Ltd. and
                           Darby Emerging Markets
                           Investments LDC (investment
                           firms) (1994-present); Chairman
                           and Director, Templeton Central
                           and Eastern European Investment
                           Company; Director, Templeton
                           Global Strategy Funds, Amerada
                           Hess Corporation (crude oil and
                           natural gas refining), Christiana
                           Companies, Inc. (operating and
                           investment companies), and
                           H.J. Heinz Company (packaged
                           foods and allied products); director
                           or trustee, as the case may be, of
                           21 of the investment companies in
                           the Franklin Templeton Group of
                           Funds; and FORMERLY, Secretary of
                           the United States Department of
                           the Treasury (1988-1993) and
                           Chairman of the Board, Dillon,
                           Read & Co., Inc. (investment
                           banking) prior to 1988. Age 68.

                                       5

                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                            OWNED IN THE
                                                                                              FRANKLIN
                                                                        FUND SHARES          TEMPLETON
                                                                    OWNED BENEFICIALLY     GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                  DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                    YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
------------------------   -------------------------------------   --------------------   ---------------
   FRANK J. CROTHERS       Chairman, Atlantic Equipment &                     0                11,351
   Director since 1997     Power Ltd.; Vice Chairman,
                           Caribbean Utilities Co., Ltd.;
                           President, Provo Power
                           Corporation; director of various
                           other business and non-profit
                           organizations; and director or
                           trustee, as the case may be, of 5 of
                           the investment companies in the
                           Franklin Templeton Group of
                           Funds. Age 54.

   S. JOSEPH FORTUNATO     Member of the law firm of Pitney,                100(**)           359,946
   Director since 1994     Hardin, Kipp & Szuch; director or
                           trustee, as the case may be, of 51
                           of the investment companies in the
                           Franklin Templeton Group of
                           Funds; and FORMERLY, Director,
                           General Host Corporation
                           (nursery and craft centers).
                           Age 65.

   NOMINEE TO SERVE UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS:

   CONSTANTINE DEAN        Physician, Lyford Cay Hospital                     0                75,334
   TSERETOPOULOS           (1987-present); director of various
                           nonprofit organizations; director or
                           trustee, as the case may be, of 5 of
                           the investment companies in the
                           Franklin Templeton Group of
                           Funds; and FORMERLY, Cardiology
                           Fellow, University of Maryland
                           (1985-1987) and Internal Medicine
                           Intern, Greater Baltimore Medical
                           Center (1982-1985). Age 44.

                                       6

                                                                                                       SHARES
                                                                                                    BENEFICIALLY
                                                                                                    OWNED IN THE
                                                                                                      FRANKLIN
                                                                                FUND SHARES          TEMPLETON
                                                                            OWNED BENEFICIALLY     GROUP OF FUNDS
                                            PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
        NAME AND OFFICES                      DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
          WITH THE FUND                        YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
--------------------------------   -------------------------------------   --------------------   ---------------
   DIRECTORS SERVING UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS:

   MARTIN L. FLANAGAN*             Senior Vice President and Chief                  0                  2,803
   Director and Vice President     Financial Officer, Franklin
   since 1994                      Resources, Inc.; Executive Vice
                                   President and Director, Templeton
                                   Worldwide, Inc.; Executive Vice
                                   President, Chief Operating Officer
                                   and Director, Templeton
                                   Investment Counsel, Inc.;
                                   Executive Vice President and
                                   Chief Financial Officer, Franklin
                                   Advisers, Inc.; Chief Financial
                                   Officer, Franklin Advisory
                                   Services, Inc. and Franklin
                                   Investment Advisory Services, Inc.;
                                   President and Director, Franklin
                                   Templeton Services, Inc.; Senior
                                   Vice President and Chief Financial
                                   Officer, Franklin/Templeton
                                   Investor Services, Inc.; officer
                                   and/or director of some of the
                                   other subsidiaries of Franklin
                                   Resources, Inc.; and officer and/or
                                   director or trustee, as the case may
                                   be, of 53 of the investment
                                   companies in the Franklin
                                   Templeton Group of Funds.
                                   Age 38.

                                        7

                                                                                                SHARES
                                                                                             BENEFICIALLY
                                                                                             OWNED IN THE
                                                                                               FRANKLIN
                                                                         FUND SHARES          TEMPLETON
                                                                     OWNED BENEFICIALLY     GROUP OF FUNDS
                                     PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
     NAME AND OFFICES                  DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                     YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
-------------------------   -------------------------------------   --------------------   ---------------
   ANDREW H. HINES, JR.     Consultant for the Triangle                     1,000(**)          36,725
   Director since 1994      Consulting Group; Executive-in-
                            Residence of Eckerd College
                            (1991-present); director or trustee,
                            as the case may be, of 22 of the
                            investment companies in the
                            Franklin Templeton Group of
                            Funds; and FORMERLY, Chairman
                            and Director, Precise Power
                            Corporation (1990-1997), Director,
                            Checkers Drive-In Restaurant, Inc.
                            (1994-1997), and Chairman of the
                            Board and Chief Executive
                            Officer, Florida Progress
                            Corporation (holding company in
                            the energy area) (1982-1990) and
                            director of various of its
                            subsidiaries. Age 75.

                                       8

                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                            OWNED IN THE
                                                                                              FRANKLIN
                                                                        FUND SHARES          TEMPLETON
                                                                    OWNED BENEFICIALLY     GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                  DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                    YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
------------------------   -------------------------------------   --------------------   ---------------
   EDITH E. HOLIDAY        Director, Amerada Hess                           100(**)            2,431
   Director since 1996     Corporation (crude oil and natural
                           gas refining) (1993-present),
                           Hercules Incorporated (chemicals,
                           fibers and resins) (1993-present),
                           Beverly Enterprises, Inc. (health
                           care) (1995-present) and H.J.
                           Heinz Company (packaged
                           foods and allied products)
                           (1994-present); director or trustee,
                           as the case may be, of 25 of the
                           investment companies in the
                           Franklin Templeton Group of
                           Funds; and FORMERLY, Chairman
                           (1995-1997) and Trustee
                           (1993-1997), National Child
                           Research Center, Assistant to the
                           President of the United States and
                           Secretary of the Cabinet
                           (1990-1993), General Counsel to
                           the United States Treasury
                           Department (1989-1990), and
                           Counselor to the Secretary and
                           Assistant Secretary for Public
                           Affairs and Public Liaison-United
                           States Treasury Department
                           (1988-1989). Age 46.

                                       9

                                                                                                    SHARES
                                                                                                 BENEFICIALLY
                                                                                                 OWNED IN THE
                                                                                                   FRANKLIN
                                                                             FUND SHARES          TEMPLETON
                                                                         OWNED BENEFICIALLY     GROUP OF FUNDS
                                         PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
       NAME AND OFFICES                    DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
         WITH THE FUND                       YEARS AND AGE                  JUNE 19, 1998       JUNE 16, 1998
------------------------------   ------------------------------------   --------------------   ---------------
   CHARLES B. JOHNSON*           President, Chief Executive Officer             1,000(**)         1,474,371
   Chairman since 1995 and       and Director, Franklin Resources,
   Vice President since 1994     Inc.; Chairman of the Board and
                                 Director, Franklin Advisers, Inc.,
                                 Franklin Advisory Services, Inc.,
                                 Franklin Investment Advisory
                                 Services, Inc. and Franklin
                                 Templeton Distributors, Inc.;
                                 Director, Franklin/Templeton
                                 Investor Services, Inc. and
                                 Franklin Templeton Services, Inc.;
                                 officer and/or director or trustee,
                                 as the case may be, of most of the
                                 other subsidiaries of Franklin
                                 Resources, Inc. and of 50 of the
                                 investment companies in the
                                 Franklin Templeton Group of
                                 Funds; and FORMERLY, Director,
                                 General Host Corporation
                                 (nursery and craft centers).
                                 Age 65.

                                       10

                                                                                                     SHARES
                                                                                                  BENEFICIALLY
                                                                                                  OWNED IN THE
                                                                                                    FRANKLIN
                                                                              FUND SHARES          TEMPLETON
                                                                          OWNED BENEFICIALLY     GROUP OF FUNDS
                                          PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
       NAME AND OFFICES                     DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
         WITH THE FUND                       YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
------------------------------   -------------------------------------   --------------------   ---------------
   DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:

   JOHN WM. GALBRAITH            President, Galbraith Properties,                1,176(**)          1,243,462
   Director since 1995           Inc. (personal investment
                                 company); Director, Gulf West
                                 Banks, Inc. (bank holding
                                 company) (1995-present); director
                                 or trustee, as the case may be, of
                                 20 of the investment companies in
                                 the Franklin Templeton Group of
                                 Funds; and FORMERLY, Director,
                                 Mercantile Bank (1991-1995), Vice
                                 Chairman, Templeton, Galbraith &
                                 Hansberger Ltd. (1986-1992), and
                                 Chairman, Templeton Funds
                                 Management, Inc. (1974-1991).
                                 Age 76.

   RUPERT H.                     Executive Vice President and                        0             18,253,246
   JOHNSON, JR*                  Director, Franklin Resources, Inc.
   Director since 1994 and       and Franklin Templeton
   Vice President since 1996     Distributors, Inc.; President and
                                 Director, Franklin Advisers, Inc.;
                                 Senior Vice President and
                                 Director, Franklin Advisory
                                 Services, Inc. and Franklin
                                 Investment Advisory Services, Inc.;
                                 Director, Franklin/Templeton
                                 Investor Services, Inc.; and officer
                                 and/or director or trustee, as the
                                 case may be, of most of the other
                                 subsidiaries of Franklin Resources,
                                 Inc. and of 53 of the investment
                                 companies in the Franklin
                                 Templeton Group of Funds.
                                 Age 57.

                                       11

                                                                                                SHARES
                                                                                             BENEFICIALLY
                                                                                             OWNED IN THE
                                                                                               FRANKLIN
                                                                         FUND SHARES          TEMPLETON
                                                                     OWNED BENEFICIALLY     GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION               AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                  DURING PAST FIVE                 OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                     YEARS AND AGE                   JUNE 19, 1998       JUNE 16, 1998
------------------------   --------------------------------------   --------------------   ---------------
   BETTY P. KRAHMER        Director or trustee of various civic             1,000(**)          105,043
   Director since 1994     associations; director or trustee, as
                           the case may be, of 21 of the
                           investment companies in the
                           Franklin Templeton Group of
                           Funds; and FORMERLY, Economic
                           Analyst, U.S. government. Age 68.

   GORDON S. MACKLIN       Director, Fund American                          2,000(**)          458,864
   Director since 1994     Enterprises Holdings, Inc., MCI
                           Communications Corporation,
                           MedImmune, Inc. (biotechnology),
                           Spacehab, Inc. (aerospace services)
                           and Real 3D (software); director
                           or trustee, as the case may be, of
                           49 of the investment companies in
                           the Franklin Templeton Group of
                           Funds; and FORMERLY, Chairman,
                           White River Corporation (financial
                           services) and Hambrecht and
                           Quist Group (investment banking)
                           and President, National
                           Association of Securities Dealers,
                           Inc. Age 70.

                                       12

                                                                                              SHARES
                                                                                           BENEFICIALLY
                                                                                           OWNED IN THE
                                                                                             FRANKLIN
                                                                       FUND SHARES          TEMPLETON
                                                                   OWNED BENEFICIALLY     GROUP OF FUNDS
                                   PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                 DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                    YEARS AND AGE                  JUNE 19, 1998       JUNE 16, 1998
------------------------   ------------------------------------   --------------------   ---------------
   FRED R. MILLSAPS        Manager of personal investments                 0                 700,551
   Director since 1994     (1978-present); director of various
                           business and nonprofit
                           organizations; director or trustee,
                           as the case may be, of 22 of the
                           investment companies in the
                           Franklin Templeton Group of
                           Funds; and FORMERLY, Chairman
                           and Chief Executive Officer,
                           Landmark Banking Corporation
                           (1969-1978), Financial Vice
                           President, Florida Power and Light
                           (1965-1969), and Vice President,
                           Federal Reserve Bank of Atlanta
                           (1958-1965). Age 69.

  ------------------------
   * Nicholas F. Brady, Martin L. Flanagan, Charles B. Johnson, and Rupert H. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Charles B. Johnson and Rupert H. Johnson are interested persons due to their ownership interest in Resources. Martin L. Flanagan is an interested person due to his employment affiliation with Resources, whereas Nicholas
     F. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors are not interested persons of the Fund (the "Independent Directors").
  ** Less than 1%.


   HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?


   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd.-Hong Kong branch, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady a fee of $100 per Board meeting attended. Directors serving on the audit committee of the Fund and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per audit committee meeting attended, a portion of which is allocated to the Fund. Members of the Nominating and Compensation Committee are not compensated for any committee meeting that is held in conjunction with a Board meeting.


   During the fiscal year ended March 31, 1998, there were four meetings of the Board, one meeting of the Audit Committee, and two meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board. There was 100% attendance at all committee meetings during the fiscal year.


   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


   The following table shows the compensation paid to Directors by the Fund and by the Franklin Templeton Group of Funds:


                                AGGREGATE          NUMBER OF BOARDS WITHIN THE       TOTAL COMPENSATION FROM
                              COMPENSATION         FRANKLIN TEMPLETON GROUP OF       THE FRANKLIN TEMPLETON
     NAME OF DIRECTOR        FROM THE FUND*     FUNDS ON WHICH DIRECTOR SERVES**        GROUP OF FUNDS***
-------------------------   ----------------   ----------------------------------   ------------------------
   Harris J. Ashton              $1,400                        49                           $344,642
   Nicholas F. Brady              1,400                        21                            119,675
   Frank J. Crothers              1,050                         5                             35,300
   S. Joseph Fortunato            1,400                        51                            361,562
   John Wm. Galbraith             1,384                        20                            117,675
   Andrew H. Hines, Jr.           1,484                        22                            144,175
   Edith E. Holiday               1,400                        25                             72,875
   Betty P. Krahmer               1,400                        21                            119,675
   Gordon S. Macklin              1,400                        49                            337,292
   Fred R. Millsaps               1,484                        22                            144,175

   -------------------------
     * Compensation received for the fiscal year ended March 31, 1998, which was prior to the adoption of the current fee compensation referred to above.
    ** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 55 registered investment companies, with approximately 170 U.S. based funds or series.
   *** For the calendar year ended December 31, 1997.

   The  table  above  indicates  the  total fees paid to Directors by all of the funds in the Franklin Templeton Group of Funds and by the Fund individually. These Directors also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.


   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?


   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:


       NAME AND OFFICES                                PRINCIPAL OCCUPATION
         WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
------------------------------   ----------------------------------------------------------------
   CHARLES B. JOHNSON            See Proposal 1, "Election of Directors."
   Chairman since 1995 and
   Vice President since 1994

   J. MARK MOBIUS                Portfolio Manager of various Templeton advisory affiliates;
   President since 1994          Managing Director of Templeton Asset Management Ltd.;
                                 officer of 8 of the investment companies in the Franklin
                                 Templeton Group of Funds; and FORMERLY, President,
                                 International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987) and Director,
                                 Vickers da Costa, Hong Kong (1983-1986). Age 61.

   RUPERT H. JOHNSON, JR.        See Proposal 1, "Election of Directors."
   Director since 1994 and
   Vice President since 1996

   HARMON E. BURNS               Executive Vice President and Director, Franklin Resources,
   Vice President since 1996     Inc., Franklin Templeton Distributors, Inc. and Franklin
                                 Templeton Services, Inc.; Executive Vice President, Franklin
                                 Advisers, Inc.; Director, Franklin/Templeton Investor
                                 Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
                                 Resources, Inc. and of 53 of the investment companies in the
                                 Franklin Templeton Group of Funds. Age 53.

                                       15

        NAME AND OFFICES                                 PRINCIPAL OCCUPATION
         WITH THE FUND                              DURING PAST FIVE YEARS AND AGE
-------------------------------   -----------------------------------------------------------------
   CHARLES E. JOHNSON             Senior Vice President and Director, Franklin Resources, Inc.;
   Vice President since 1996      Senior Vice President, Franklin Templeton Distributors, Inc.;
                                  President and Director, Templeton Worldwide, Inc.; President,
                                  Chief Executive Officer, Chief Investment Officer and
                                  Director, Franklin Institutional Services Corporation;
                                  Chairman and Director, Templeton Investment Counsel, Inc.;
                                  Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.;
                                  and officer and/or director or trustee, as the case may be, of
                                  34 of the investment companies in the Franklin Templeton
                                  Group of Funds. Age 42.

   DEBORAH R. GATZEK              Senior Vice President and General Counsel, Franklin
   Vice President since 1996      Resources, Inc.; Senior Vice President, Franklin Templeton
                                  Services, Inc. and Franklin Templeton Distributors, Inc.;
                                  Executive Vice President, Franklin Advisers, Inc.; Vice
                                  President, Franklin Advisory Services, Inc.; Vice President,
                                  Chief Legal Officer and Chief Operating Officer, Franklin
                                  Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of
                                  Funds. Age 49.

   MARK G. HOLOWESKO              President and Chief Investment Officer, Templeton Global
   Vice President since 1994      Advisors Limited; Executive Vice President and Director,
                                  Templeton Worldwide, Inc.; officer of 21 of the investment companies in the Franklin Templeton Group of Funds; and
                                  FORMERLY, Investment Administrator, RoyWest Trust
                                  Corporation (Bahamas) Limited (1984-1985). Age 38.

   MARTIN L. FLANAGAN             See Proposal 1, "Election of Directors."
   Director and Vice President
   since 1994

   SAMUEL J. FORESTER, JR.        Vice President of 10 of the investment companies in the
   Vice President since 1994      Franklin Templeton Group of Funds; and FORMERLY, President,
                                  Templeton Global Bond Managers, a division of Templeton
                                  Investment Counsel, Inc., Founder and Partner, Forester,
                                  Hairston Investment Management, Inc. (1989-1990),
                                  Managing Director (Mid-East Region), Merrill Lynch, Pierce,
                                  Fenner & Smith Inc. (1987-1988), and Advisor for Saudi
                                  Arabian Monetary Agency (1982-1987). Age 50.

                                       16

       NAME AND OFFICES                                 PRINCIPAL OCCUPATION
         WITH THE FUND                             DURING PAST FIVE YEARS AND AGE
------------------------------   -----------------------------------------------------------------
   DOUGLAS LEMPEREUR             Managing Director, Global Corporate Development,
   Vice President since 1994     Templeton Worldwide, Inc. and officer of 3 of the investment companies in the Franklin Templeton Group of Funds; and
                                 FORMERLY, Senior Vice President, Templeton Global Bond
                                 Managers, a division of Templeton Investment Counsel, Inc.,
                                 Vice President and Assistant Director of Research, Colonial
                                 Management Associates (1985-1988), Vice President and
                                 Director, Standish, Ayer & Wood (investment management
                                 firm) (1977-1985), and Securities Analyst, The First National
                                 Bank of Chicago (1974-1977). Age 49.

   JOHN R. KAY                   Vice President and Treasurer, Templeton Worldwide, Inc.;
   Vice President since 1994     Assistant Vice President, Franklin Templeton Distributors,
                                 Inc.; officer of 25 of the investment companies in the Franklin
                                 Templeton Group of Funds; and FORMERLY, Vice President and
                                 Controller, Keystone Group, Inc. Age 57.

   ELIZABETH M. KNOBLOCK         General Counsel, Secretary and Senior Vice President,
   Vice President-Compliance     Templeton Investment Counsel, Inc.; Senior Vice President,
   since 1996                    Templeton Global Investors, Inc.; officer of 21 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds; and FORMERLY, Vice President and Associate General
                                 Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant
                                 General Counsel, Gruntal & Co., Inc. (1988), Vice President
                                 and Associate General Counsel, Shearson Lehman Hutton
                                 Inc. (1988), Vice President and Assistant General Counsel,
                                 E.F. Hutton & Co. Inc. (1986-1988), and Special Counsel of
                                 the Division of Investment Management, U.S. Securities and
                                 Exchange Commission (1984-1986). Age 43.

   BARBARA J. GREEN              Senior Vice President, Templeton Worldwide, Inc. and
   Secretary since 1996          Templeton Global Investors, Inc.; officer of 21 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds; and FORMERLY, Deputy Director of the Division of
                                 Investment Management, Executive Assistant and Senior
                                 Advisor to the Chairman, Counselor to the Chairman, Special
                                 Counsel and Attorney Fellow, U.S. Securities and Exchange
                                 Commission (1986-1995), Attorney, Rogers & Wells, and
                                 Judicial Clerk, U.S. District Court (District of Massachusetts).
                                 Age 50.

                                       17

     NAME AND OFFICES                           PRINCIPAL OCCUPATION
      WITH THE FUND                        DURING PAST FIVE YEARS AND AGE
-------------------------   ------------------------------------------------------------
   JAMES R. BAIO            Certified Public Accountant; Treasurer, Franklin Mutual
   Treasurer since 1994     Advisers, Inc.; Senior Vice President, Templeton Worldwide,
                            Inc., Templeton Global Investors, Inc. and Templeton Funds
                            Trust Company; officer of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior
                            Tax Manager, Ernst & Young (certified public accountants)
                            (1977-1989). Age 44.

   PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?


   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?


   For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017.
   McGladrey & Pullen, LLP has been the auditors of the Fund since its inception in 1994, and has examined and reported on the fiscal year-end financial statements, dated March 31, 1998, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen,
   LLP nor any of its members have any material direct or indirect financial interest in the Fund.


   Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

  PROPOSAL 3: OTHER BUSINESS


  The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.


* INFORMATION ABOUT THE FUND


  The Fund's last audited financial statements and annual report, dated March 31, 1998, are available free of charge. To obtain a copy, please call
  1-800/DIAL BEN- or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.


  As of July 10, 1998, the Fund had 4,384,710 shares outstanding and net assets of $52,046,768. The Fund's shares are listed on the NYSE (Symbol: TEA). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 16, 1998, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.


  In addition, to the knowledge of the Fund's management, as of June 19, 1998, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Fund's Directors, Officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established, and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended March 31, 1998. To the best of the Fund's knowledge, all of these filing requirements were met.


  THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd.-Hong Kong branch ("Asset Management Hong Kong"), a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, Asset Management Hong Kong manages the investment and reinvestment of Fund assets. Asset Management Hong Kong has entered into a sub-advisory agreement with Templeton Investment Counsel, Inc. ("Investment Counsel"), Broward Financial Centre, Suite 2100, Ft. Lauderdale, Florida 33394-3091. Investment Counsel, acting through its Templeton Global Bond Managers division, is responsible for managing the debt component of the Fund's portfolio. Asset Management Hong Kong and Investment Counsel are indirect, wholly-owned subsidiaries of Resources.


  THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services"), with offices at 777 Mariners Island Boulevard, San Mateo, California 94403-7777. FT Services is an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services and the Fund have entered into a sub-administration agreement with Princeton Administrators, L.P. ("Princeton"), pursuant to which Princeton performs, subject to FT Services' supervision, various administrative functions for the Fund. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., an initial underwriter of the Fund's shares, and Princeton's address is P.O. Box 9011, Princeton, New Jersey 08543-9011.


  THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 120 Broadway, New York, New York 10271.


  THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081.

* FURTHER INFORMATION ABOUT VOTING AND
  THE SHAREHOLDERS MEETING


SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund does not reimburse Directors and Officers of the Fund, and regular employees and agents of the Investment Manager involved in the solicitation of proxies.


VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and clients, will request voting instructions from their customers, clients and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers, clients, and the beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.


QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.


METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, the transaction of any other business, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, and 3.

SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the meeting of Templeton Russia Fund, Inc. It is anticipated that both meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.


ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on other matters that may properly come before the Meeting.


SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in September, 1999. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, no later than March 19, 1999.


                                      By order of the Board of Directors,



                                      Barbara J. Green
                                      Secretary

July 17, 1998

PAGE


PROXY

                           TEMPLETON RUSSIA FUND, INC.
               ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 29, 1998


     The undersigned hereby appoints BARBARA J. GREEN, JAMES R. BAIO and JOHN R. KAY, and each of them, proxies of the undersigned with full power of substitution to vote for share of Templeton Russia Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 10:00 a.m.., EDT, on the 29th day of September 1998, including any adjournment thereof, upon the matters set forth below and evokes all previous proxies for his shares.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 3.



CONTINUED AND TO SIGN ON REVERSE SIDE                 SEE REVERSE SIDE


                              FOLD AND DETACH HERE

PAGE


 X    PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE




1 - Election of Directors
Nominees: Frank J. Crothers, Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E.Holiday and Charles B. Johnson.



     FOR all nominees               WITHHOLD
    listed (except as              AUTHORITY
   marked to the right)         to vote for all
                                nominees listed
                                    above
         [  ]                        [  ]

 To withhold authority to vote for any indivdual nominee, write that nominee's name on the line below.

 ------------------------------------------------------------------------


2 - Ratification of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending March 31, 1999.

                 FOR               AGAINST             ABSTAIN

                 [ ]                 [  ]               [  ]


3- In their descretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournments thereof.

                  FOR               AGAINST             ABSTAIN

                 [ ]                 [  ]               [  ]



                                   YES  NO
I PLAN TO ATTEND THE MEETING.      [ ]  [ ]





Signature(s):                                                Date:        ,1998
            ------------------------------------------------      --------
Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holders must sign.



                              FOLD AND DETACH HERE